Exhibit 10.23


                          BRUNSWICK TECHNOLOGIES, INC.
                         1994 EMPLOYEE STOCK OPTION PLAN



         1. Purpose and Scope. The purpose of this 1994 Employee Stock Option Plan (the "Plan") is to provide for stock ownership by key employees, directors and other consultants of Brunswick Technologies, Inc. (the "Company"), to provide an incentive for such employees, consultants and directors to expand and improve the profits and prosperity of the Company, and to assist the Company in attracting and retaining key personnel through the grant of options to purchase shares of the Company's common stock.

         2. Nonqualified Status of Plan. The options granted pursuant to the Plan shall be "nonqualified" and shall not meet the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint an employee stock option plan committee (the "Committee") to administer the Plan. The Board or the Committee, if any, shall have authority to (1) determine the employees, consultants and directors of the Company to whom stock options shall be granted; (2) determine the time or times at which options shall be granted;
(3) determine the option price of shares subject to each option; (4) subject to paragraphs 6 and 8 determine the time or times when each option shall become exercisable and the duration of the exercise period; and (5) interpret the Plan and prescribe rules and regulations relating to it. The Board or the Committee, if any, shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such options are not treated as statutory incentive stock options. The Board's interpretation and construction of the Plan shall be final. The Board or the Committee, if any, may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or Committee shall be liable for any action or determination made in good faith with respect to the Plan.

         4. Eligible Employees and Directors. The Board, with the recommendation of the Committee, if any, may grant stock options pursuant to the Plan to key personnel including consultants and/or directors of the Company (the "Participants").

         5. Stock. The stock subject to the options granted pursuant to this Plan shall be authorized but unissued shares of common stock of the Company, no par value, or shares of common stock reacquired by the Company in any manner (the








"Common Stock"). The maximum aggregate number of shares which may be issued pursuant to the Plan is 16,317, subject to adjustments as provided in paragraph
12. If any option granted under the Plan shall expire or terminate for any reason without having been exercise in full or shall cease for any reason; to be exercisable in whole or in part, the unpurchased shares subject to such options shall again be available for grants of options under the Plan.

         6. Option Agreements. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Board, upon recommendation of the Committee, if any, shall from time to time approve. Such agreements shall comply with and be subject to the following terms and conditions:

                  A. Time and Method of Payment. The option price shall be paid in full in cash at the time the option is exercised under the Plan. Otherwise, an exercise of any option granted under the Plan shall be invalid and of no effect. Promptly after exercise of an option and payment of the full option price, the Participant shall be entitled to the issuance of a stock certificate evidencing his or her ownership of such stock. A Participant shall have none of the rights of a shareholder until shares are issued to him or her, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                  B. Number of Shares and Exercise Price. Each option agreement shall state the total number of shares of stock to which it pertains and the exercise price for said shares of stock.

                  C. Option Period and Limitations on Exercise. The Board may, in its discretion, provide that an option may not be exercised in whole or in part for any period or periods of time specified in the option agreement. Except as provided in the option agreement, an option may be exercised in whole or in part at any time during its term. No option may be exercised for a fractional share of stock.

         7. Option Price. The price per share specified in the option agreement relating to each option granted under the Plan shall be fair market value as determined by the Board if the Common Stock of the Company is not publicly traded. If the Common Stock is publicly traded at the time an option is granted under the Plan, the price per share specified in the Option Agreement relating to each option granted under the plan shall be determined as of the last business day for which the prices or quotes discussed in this section are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal National Securities Exchange on which the Common Stock is traded, if the Common Stock is then traded on a National Securities Exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List; or (iii) the closing price or average of bid prices last quoted on that date on an established quotation service for over-the-counter securities, if the Common Stock is not recorded on the NASDAQ National Market List.

         8. Exercise of Options. Subject to the provisions of paragraph 6(C), each option granted under the Plan shall be exercisable as follows:

                  A. The option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board may specify.

                  B. Once an installment becomes exercisable it shall remain exercisable for ten (10) years or until the earlier expiration or termination of the option, unless otherwise specified by the Board.

                  C. Each option or installment may be exercised at any time or from time to time, in whole or in part, as the Board may designate for up to the total number of shares with respect to which it is then exercisable.

                  D. The Board shall have the right to accelerate the date of exercise of any installment of an option.

         9. Termination of Employment, Retirement, Disability and Death. In the event a Participant's employment, membership on the Board of Advisors or directorship with the Company is terminated, whether voluntarily or involuntarily, his stock options shall terminate immediately; provided, however if the Participant's cessation of employment with the Company is due to his voluntary retirement with the consent of the Company, disability or death, the Participant (in the case of retirement and disability) and the personal representatives of the estate of the Participant (in the case of death) may, at any time within one (1) month after such event, exercise the Participant's options to the extent he or she was entitled to exercise them on the date of the triggering event.

         10. Repurchase Rights. In the event the Participant ceases to be employed by the Company, ceases to be a member of the Board of Advisors or ceases to be a director of the Company due to voluntary or involuntary termination, retirement, disability or death, the Company may, in its discretion, repurchase from the participant stock acquired pursuant to any option granted under the Plan. In the event the Company exercises its repurchase rights under this paragraph, the Participant shall receive fair market value for all such shares. If, at the time an employee's shares are repurchased, the Company's Common Stock is not publicly traded, "fair market value" shall be deemed to be fair value of the common stock as determined by the Board of Directors. If, however, the Common Stock is publicly traded the Company's repurchase option shall cease and terminate and be of no effect.

         11. Assignability. Options granted under the Plan shall not be transferable or assignable and during a Participant's lifetime shall be exercisable only by such Participant except as otherwise provided herein.

         12. Adjustments. The aggregate number of shares of Common Stock available for options under the Plan, the shares subject to such options, and the price per share shall all be proportionately adjusted for any increase or decrease in the number of issued shares of the Company's Common Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment; (2) payment of a stock dividend; or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. In the event the Company is the surviving corporation in any merger or consolidation, any option shall pertain, apply and relate to the securities to which a holder of the number of shares of stock subject to the option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under paragraph 9 to exercise an option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's options in whole or in part, but only to the extent that such options are otherwise exercisable under the terms of the Plan.

         13. Amendment of Plan. This Plan was adopted by the Board of Directors of the Company on May 25, 1994. The Board, by resolution, may terminate, amend or revise the Plan with respect to any shares as to which options have not been granted. Neither the Board nor any committee appointed by the Board may, without the consent of a Participant, alter or impair any option previously granted under the Plan, except as authorized herein.

         14. Stock Option Agreement. Employees and/or directors to whom options are granted under the terms of this 1994 Employee Stock Option Plan will be required to sign a Stock Option Agreement, a copy of which is attached hereto as Exhibit A.

         15. Agreement and Representation of Participant.  As a condition to the
exercise  of  any  option  granted  hereunder,   the  Company  may  require  the
Participant  exercising such option to







represent and warrant at the time of such exercise that any shares of Common Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

         16. Allocation of Funds. The proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

         17. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         18. Withholding of Additional Income Taxes. Upon the exercise of any option granted pursuant to the Plan, the Company, in accordance with 3402(a) of the Code, may require the Participant to pay additional withholding taxes in respect to the amount that is considered compensation includable in such Participant's gross income.

         19. Effective Date of Plan. The Plan shall be effective from the date that the Plan is approved by the Board of Directors of the Company.








                    Exhibit A to Brunswick Technologies, Inc.
                    -----------------------------------------
                         1994 Employee Stock Option Plan
                         -------------------------------

                          BRUNSWICK TECHNOLOGIES, INC.
                           1994 STOCK OPTION AGREEMENT


--------------------                                    -----------------
  No. of Shares                                               Date


         Pursuant to its 1994 Employee Stock Option Plan (the "Plan"), Brunswick Technologies, Inc. (the "Company", which term shall include its successors as provided in the Plan), hereby grants to _______________________ the ("Optionee") and Option to purchase all or any part of _____ shares of common stock of the Company (the "Option Shares") at a price of $__________ per share in accordance with the schedule set forth in Section 1 and subject to the terms and conditions set forth hereinafter and in the Plan.

         1. Vesting Schedule. Subject to the provisions of Section 4 or the determination of the Company to accelerate the vesting schedule hereunder due to other circumstances, this Option shall become vested and exercisable with respect to the following number of Option Shares on the dates specified below:

          Number of Option
         Shares Exercisable                                   Vesting Dates
         ------------------                                   -------------






Once vested, options shall continue to be exercisable at any time or times prior to the Expiration Date or any earlier termination date of this Option pursuant to Section 4 below.

         2. Manner of Exercise. The Optionee may exercise this Option only in the following manner: From time to time prior to the Expiration Date of this Option, the Optionee may give written notice to the Company of his or her election to purchase some or all of the vested option shares purchasable at the time of such notice. Said notice shall specify the number of shares to be purchased and shall be accompanied by payment therefore in cash, and shall contain the agreement of the Optionee to give the Company the option to repurchase the shares provided for in Section 7. No certificates for the shares so purchased will be issued to the Optionee until the Company has completed all steps required by law to be taken in connection with the issue and sale of the shares, including without limitation receipt of a representation from the








Optionee upon each exercise of this Option that he or she is purchasing the shares for his or her own account and not with a view to any resale or distribution thereof (a copy of which is attached hereto as Attachment A), the legending of any certificate representing said shares, and the imposition of a stop transfer order with respect thereto, to prevent a resale or distribution in violation of federal or state securities laws and to provide notice of the repurchase option of the Company pursuant to Section 8.

         3. Transferability. Except as provided in Section 4, this Option is personal to Optionee, is not transferable by the Optionee in any manner by operation of law or otherwise, and is exercisable, during Optionee's lifetime, only by him or her.

         4. Termination of Employment. This Option, as to any shares not theretofore purchased, shall terminate whenever Optionee is no longer employed by the Company or a Subsidiary, a member of the Board of Advisors or a Director of the Company or Subsidiary (as defined in the Plan); provided, however, that if such termination of employment or Directorship results from Optionee's death or disability as defined in Section 105 of the Internal Revenue Code of 1986 as amended (the "Code"), this Option may be exercised by the Optionee or his personal representatives within one (1) month after his or her death or disability, or until the expiration or termination date of the Option Shares, whichever first occurs, but only to the extent that this Option was exercisable by the Optionee on the date of his or her death or disability. No Option will confer upon any Optionee any right with respect to continuance of employment by the Company or a Subsidiary, nor will it interfere in any way with any right of his or her employer to terminate his or her employment at any time.

         5. Option Shares. The shares of stock which are the subject of this Option are shares of the Common Stock of the Company as constituted on the date of this Option, subject to adjustment as provided in Section 12 of the Plan.

         6. Effect of Certain Transactions. In the case of (a) the dissolution or liquidation of the Company, (b) sale or exchange of all or substantially all of the assets of the Company, or (c) a merger or consolidation of the Company into another corporation in which the Company is not the surviving corporation, the Company shall give written notice thereof to Optionee at least twenty (20) days prior to the effective date of any such transaction or the record date on which shareholders of the Company entitled to participate in such transaction shall be determined, whichever shall first occur, and Optionee shall be entitled to purchase, subject to the consummation of such transaction, all or any part of the Option Shares which have vested as provided in Section 1, during the period in which any such transaction may become effective, and this Option shall expire as to any Option Shares not purchased prior to the effective date of such transaction, unless the Board of Directors otherwise determines.

         7.       Repurchase Option of the Company.

         (a) It shall be a condition of any exercise of this Option that the Optionee agree (and a notice of an such exercise of this Option shall constitute such agreement by the Optionee) that if the Optionee ceases to be employed by the Company or a Subsidiary of the Company, a member of the Board of Advisors or to be a director of the Company or a Subsidiary of the Company for any reason whatsoever (including either his or her voluntary or involuntary resignation or termination by the Company whether or not for cause), the Company shall have the right and option to repurchase all shares purchased pursuant to the exercise of this Option at a repurchase price per share equal to the then fair market value thereof as determined in good faith by the Board of Directors of the Company; provided, however, that such repurchase option shall cease and terminate and be of no effect if at the time the Optionee's employment ceases the Common Stock of the Company is then registered under the Securities Act of 1934, as amended. The Optionee acknowledges that the Common Stock of the Company is not now so
registered   and  that  the  Company  has  no  present   plans  to  effect  such
registration.

         (b) The Company may exercise said repurchase option by delivering or mailing to the Optionee its written notice of exercise within sixty (60) days after such termination of the Optionee's employment with the Company. Such notice shall specify the number of shares to be purchased and the Company's determination of the then fair market value thereof. If and to the extent the repurchase option is not exercised within such sixty (60) day period, the repurchase options shall automatically expire and terminate effective upon the expiration of such sixty (60) day period.

         (c) The Optionee shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the shares purchased pursuant to the exercise of the Option unless and until such shares are no longer subject to the repurchase option; provided, however, that the Optionee may transfer such shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, if such shares specifically remain subject to the repurchase option and if such permitted transferee as a condition to such transfer delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of the repurchase option.








         8. Miscellaneous. Notices hereunder shall be mailed to be delivered to the Company at its principal place of business, and shall be mailed or delivered to Optionee at his address as set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing. This Agreement shall be governed by the laws of the State of Maine.

WITNESS:                                    BRUNSWICK TECHNOLOGIES, INC.


______________________                      By __________________________
                                            _________________ Its _______

Receipt is acknowledged of the foregoing Option and its terms and conditions are hereby agreed to:

WITNESS:


----------------------                          -----------------------------
                                                   Optionee

                                                -----------------------------

                                                -----------------------------
                                                   Address








                     Attachment A to Stock Option Agreement
                     --------------------------------------



TO:      BRUNSWICK TECHNOLOGIES, INC.

FROM:    _____________________________

SUBJECT: STOCK OPTIONS ISSUES ON ___________, 199__

DATE:    ____________________, 199__


         As a condition to my exercise of the foregoing Option(s) under the Brunswick Technologies, Inc. 1994 Employee Stock Option Plan (the "Plan"), I hereby represent to the Company that the shares of Common Stock of the Company acquired by me pursuant to this Option will be acquired for investment only and not with a present view to distribution or resale thereof. I further acknowledge receipt of a copy of the Plan, and I represent that I am familiar with the terms and provisions thereof. I accept this Option subject to all the terms and provisions of the Plan, and I hereby agree to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors and, where applicable, the Stock Option Plan Committee, with respect to any questions arising under the Plan.

         As a condition to the issuance of shares of Common Stock of the Company under this Option, I hereby authorize the Company to withhold in accordance with applicable law from any regular cash compensation payable to me, any taxes to be withheld by the Company under federal, state or local tax as a result of my exercise of this Option.

WITNESS:


----------------------              -----------------------------

                                    -----------------------------
                                            (Print Name)